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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY


                    REGISTRATION RIGHTS AGREEMENT dated as of October 21, 1998, among the individuals and entities named in Schedule I hereto (the "Investors"), STEVEN R. ABBOTT and SUPERIOR TELECOM INC., a Delaware corporation (the "Company").


          WHEREAS the Company, SUT Acquisition Corp. ("Merger Sub") and Essex International Inc., a Delaware corporation ("Essex"), have entered into an Agreement and Plan of Merger dated as of October 21, 1998 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Essex (the "Merger");

          WHEREAS in connection with the Merger the Company will issue Series A Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Preferred Stock"), to the Investors and Abbott and has agreed to provide certain registration rights;

          WHEREAS in accordance with the Certificate of Designation governing the Preferred Stock, the Preferred Stock shall be exchangeable into 8-1/2% Subordinated Convertible Exchange Debentures due 2013 (the "Exchange Debentures");

          WHEREAS the parties hereto desire to set forth the terms and conditions relating to the sale by means of public offerings of Preferred Stock owned by the Investors, Abbott and their respective affiliates and transferees.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Business Development Determination" has the meaning set forth in
Section 6 hereof.

          "Demand Registration" has the meaning set forth in Section 4 hereof.

          "Demand Registration Period" has the meaning set forth in Section 4 hereof.

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          "Effective Time" shall have the meaning ascribed to such term in the
Merger Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Form S-3" means a registration statement on Form S-3 under the Securities Act or any successor form or any similar form that permits incorporation by reference of reports filed by the Company under the Exchange Act.

          "Losses" has the meaning set forth in Section 8(d) hereof.

          "Managing Underwriters" means the Underwriter or Underwriters that manage or lead an underwritten offering.

          "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all amendments and supplements to the prospectus, including post-effective amendments.

          "Registrable Securities" means all Securities held by the Investors or Abbott and their respective affiliates and transferees. As to any particular Registrable Securities, such Securities will cease to be Registrable Securities when they have been effectively registered under the Securities Act and disposed of in accordance with any Registration Statement covering them.

          "Registration Statement" means any registration statement filed by the Company with the SEC under the Securities Act that covers some or all Registrable Securities, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein, including a Shelf Registration Statement.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the shares of Preferred Stock received by the Investors and Abbott in connection with the Merger or any other shares of capital stock issuable upon conversion of such Preferred Stock as well any other shares

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of capital stock or other securities, including, without limitation,
Exchange Debentures, into which any such securities are reclassified or changed, including by reason of a merger, consolidation, reorganization or recapitalization.

          "Securities Act" means the Securities Act of 1933.

          "Selling Party" has the meaning set forth in Section 8(b) hereof.

          "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

          "Shelf Registration Statement" means a "shelf" registration statement filed by the Company pursuant to the provisions of Section 2 hereof with the SEC covering offers and sales in accordance with Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC (whether or not the Company is then eligible to use Form S-3), that covers some or all of the Registrable Securities, and any amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof pursuant to a Registration Statement.

          SECTION 2. Shelf Registration. (a) The Company shall prepare and, not later than 10 days after the Effective Time, shall file with the SEC, and thereafter shall use its best efforts to cause to be declared effective under the Securities Act as soon as practicable, a Shelf Registration Statement relating to the offer and sale by the Investors or Abbott of all Registrable Securities in a manner elected by the Investors or Abbott and set forth in such Shelf Registration Statement. No securities other than Registrable Securities shall be included in any such initial Shelf Registration Statement or any additional Shelf Registration Statement with respect thereto without the consent of the Investors and Abbott.

          (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective during the period (the "Shelf Registration Period") from the date a Registration Statement is declared effective by the

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SEC until 30 days following the first anniversary of the Effective Time.

          (c) Without limiting the foregoing, the Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if the Company voluntarily takes any action or fails to take any action that would result in (i) the Investors or Abbott not being able to offer and sell Registrable Securities thereunder, (ii) such Shelf Registration Statement failing to comply as to form with the applicable requirements of the Securities Act or (iii) any Prospectus forming a part of any Shelf Registration Statement containing an untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading unless, in each case, (x) such action or failure to take action is required by applicable law, rule, regulation, or legal proceeding or (y) such action or failure to take action is permitted by Section 6 hereof.

          (d) Subject to Section 6 hereof, if the Shelf Registration Statement ceases to be effective for any reason at any time during the Shelf Registration Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and shall (i) within five days after such cessation of effectiveness, amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or (ii) file an additional Shelf Registration Statement subsequent to the expired or ineffective Shelf Registration Statement covering the Registrable Securities. If any additional Shelf Registration Statement is filed, the Company shall use its best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Shelf Registration Statement continuously effective for the remainder of the Shelf Registration Period. As used herein, the term "Shelf Registration Statement" means any initial Shelf Registration Statement and any additional Shelf Registration Statement filed as contemplated by this Section 2.

          (e) Subject to Section 6 hereof, the Company shall supplement and amend as promptly as practicable any Shelf Registration Statement if (i) required by the SEC or the rules, regulations or instructions applicable to such Shelf Registration Statement (including to cause all information in such Shelf Registration Statement to conform in all respects to all information contained in reports filed by the Company with the SEC pursuant to the Exchange

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Act), (ii) otherwise required by or advisable under the Securities Act or (iii)
requested by the Investors, Abbott or the Managing Underwriters with respect to an underwritten offering of such Registrable Securities.

          (f) If during the Shelf Registration Period any Registrable Securities have not been included in a Shelf Registration Statement, the Company shall upon the request of any Investor or Abbott file a subsequent Shelf Registration Statement covering all such unregistered Registrable Securities that includes a combined Prospectus permitting the inclusion in such Prospectus of all Registrable Securities, including Registrable Securities included in a previously filed Registration Statement.

          (g) If at any time or from time to time the Investors or Abbott desire to sell Registrable Securities in an underwritten offering pursuant to the Shelf Registration Statement, the Underwriters, including the Managing Underwriter, shall be selected by the Investors or Abbott, as the case may be, subject to the consent of the Company which may not be unreasonably withheld.

          SECTION 3. Piggyback Registrations. If the Company at any time after the Shelf Registration Period and prior to the expiration of the second anniversary of the Effective Time proposes to register securities under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or the equivalent thereof or pursuant to Section 2 hereof) involving any of its equity securities (or any security with respect to which equity securities may be issuable upon exercise, conversion or exchange of any options, rights thereto or thereunder) to be offered for cash or cash equivalents in an underwritten public offering, the Company shall each such time give prompt written notice to the Investors and Abbott of the Company's intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of the Managing Underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of the Investors or Abbott delivered to the Company within 15 days after such notice shall have been given to the Investors and Abbott (which request shall specify the Registrable Securities intended to be disposed of by the Investors or Abbott and the intended method of disposition thereof), the Company shall effect the registration (a "Piggyback Registration") under the Securities Act, as expeditiously as is reasonable, of the sale of all Registrable Securities that the Company has been so requested to register by the Investors or Abbott and include

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all such Registrable Securities in such offering (by means of a combined
Prospectus if the offering of such Registrable Securities is covered by another Registration Statement declared effective in accordance with Section 2 hereof) (in accordance with the intended methods of distribution thereof as aforesaid); provided, however, that:

          (i) if, at any time after giving such written notice of its intention to register any offering of such securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register or to delay the registration of such offering of securities, the Company may, at its election, give written notice of such determination to the Investors or Abbott in connection with such Piggyback Registration thereby relieving the Company of its obligation to register such securities in such offering (but the Company shall not thereby be relieved from its obligation to pay the registration expenses in connection therewith to the extent provided in
     Section 7 hereof);

          (ii) if the Managing Underwriter of such proposed Piggyback Registration offering shall advise the Company in writing that, in the judgment of such Managing Underwriter, the inclusion in any Registration Statement pursuant to this Section 3 of some or all of the Registrable Securities creates a substantial risk that the proceeds or price per unit the Company or persons other than the Company will derive from such registration will be materially reduced and/or that the number of securities included in the offering to be registered (including those sought to be included at the insistence of the Company and any other party entitled to participate in such offering) is too large a number to be reasonably sold, or the Managing Underwriter of such underwritten offering shall inform the Company in writing of its opinion that the securities requested to be included in such offering would materially adversely affect its ability to effect such offering, the Company shall register an offering of, and shall subsequently offer, that number of securities that the Company is so advised can be sold in such offering, which shall be allocated in the following priority: (A) first, the securities the Company proposes to sell, (B) second, the securities proposed to be sold by any person exercising demand registration rights and (C) third, the Registrable Securities requested to be included in such offering and the securities proposed to be sold by any other

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     holder allocated ratably among such holders on the basis of the securities proposed to be sold; and

          (iii) if the Managing Underwriter of such proposed Piggyback Registration offering shall advise the Company in writing that, in the judgment of such Managing Underwriter, the inclusion of any Registrable Securities in such offering of a type, class or series, as the case may be, different from that of the securities originally intended to be included in such offering would materially adversely affect the success of the offering of such securities originally intended to be so included, then the Company shall promptly advise the Investors or Abbott thereof and may require, by written notice to the Investors or Abbott accompanying such advice, that such different Registrable Securities be excluded from such offering to the extent the inclusion thereof could adversely affect such offering.

          SECTION 4. Demand Registration Right. If the Company is not permitted under applicable law from time to time in effect to maintain an effective Shelf Registration Statement during the Shelf Registration Period or if, during the one-year period terminating on the second anniversary of the Effective Time, the Company does not meet the requirements of Rule 144(c) under the Securities Act, each of the Investors or Abbott may make a written request to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of their Registrable Securities and the Company shall use its best efforts to effect such registration (a "Demand Registration"); provided, however, that (i) the Company need effect, and the Investors and Abbott each are entitled to, only one such Demand Registration during the period (the "Demand Registration Period") between the first and second anniversary of the Effective Time, and (ii) no Demand Registration may be requested after the end of the Demand Registration Period. No securities other than Registrable Securities shall be included in any such Demand Registration offering without the consent of the Investors and Abbott.

          SECTION 5. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to Abbott and the Investors (if they are then holding Registrable Securities) and their respective counsel prior to the filing thereof with the SEC, a copy of any such Registration Statement (including any preliminary prospectus contained therein),

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and each amendment thereto and each amendment or supplement, if any, to the
Prospectus included therein and shall reflect in each such document, when so filed with the SEC, such comments as the Investors reasonably may propose.

          (b) The Company shall ensure that (i) any such Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) any such Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) subject to
Section 6 hereof, any Prospectus forming part of any such Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than, in clauses
(ii) and (iii), any such untrue statement or omission made therein in reliance upon and conformity with written information furnished to the Company by or on behalf of the Investors or Abbott specifically for inclusion therein.

          (c) The Company shall promptly advise Abbott and the Investors (if they are then holding Registrable Securities) and, if requested by the Investors or Abbott, promptly confirm such advice in writing:

          (i) when any such Registration Statement and any amendment or supplement thereto has been filed with the SEC and when any such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the SEC for amendments or supplements to any such Registration Statement or the Prospectus included therein or for additional information;

          (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any such Registration Statement or the initiation of any actions or proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation

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     or threatening of any action or proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any such Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement at the earliest possible time.

          (e) The Company shall furnish to Abbott and the Investors (if they are then owning Registrable Securities) and their respective counsel, without charge, a copy of each Registration Statement and any and all post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference).

          (f) The Company shall furnish Abbott and the Investors (if they are then owning Registrable Securities) and their respective counsel, without charge, copies of any and all transmittal letters or other correspondence with the SEC or any other governmental entity relating to a Registration Statement or the public offering of the Company's securities.

          (g) The Company shall, during the Shelf Registration Period or the Demand Registration Period, as the case may be, deliver to Abbott and the Investors (if they are then owning Registrable Securities), without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Person may reasonably request; and subject to Section 6 below, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each such Person in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Company shall use its best efforts to register or qualify or cooperate with the Investors or Abbott and their respective counsel in connection with the registration or qualification

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of such Registrable Securities for offer and sale under the securities, Blue Sky or similar laws of such U.S. jurisdictions as the Investors or Abbott request, and the Company shall use its best efforts to do any and all other acts or things necessary or advisable to enable the offer and sale in such U.S. jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with the Investors or Abbott to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement, free of any restrictive legends and in such denominations and registered in such names as requested prior to such sales.

          (j) Subject to Section 6 hereof, at any time and from time to time upon the occurrence of any event contemplated by Section 5(c)(v) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities offered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

          (k) The Company shall comply with all applicable rules and regulations of the SEC and shall make generally available to the Investors and Abbott as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (l) Each holder of Registrable Securities that plans to participate in a distribution pursuant to a Registration Statement shall furnish to the Company such information regarding such Person and its affiliates and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. Such information at the time any Registration Statement and any amendment thereto becomes effective, and at the time any Prospectus or supplement thereto previously reviewed by the Investors and Abbott

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forming a part of any Registration Statement is delivered in any offering of
Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary (in the case of the Prospectus, in light of the circumstances which the were made) to make the statements therein not misleading. The Investors or Abbott shall advise the Company and, if requested by the Company, confirm such advice in writing in the event that the Investors or Abbott become aware of the happening of any event that requires the making of any changes in a Registration Statement or Prospectus so that as of such dates the statements therein provided by the Investors or Abbott specifically for inclusion therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (m) Subject to Section 6 hereof, the Company shall, upon request, promptly incorporate in a Prospectus or Prospectus supplement or post-effective amendment to a Registration Statement, such information, if any, as the Managing Underwriters, the Investors, Abbott and the Company reasonably agree should be included therein and shall make all required filings of such Prospectus or Prospectus supplement or post-effective amendment as soon as practicable following notification of the matters to be incorporated in such Prospectus or Prospectus supplement or post-effective amendment, and the Company shall print and deliver copies of such amended Prospectus or Prospectus supplement to all purchasers of such Registrable Securities.

          (n) If requested by the Investors or Abbott in connection with the offering and sale of Registrable Securities pursuant to a Registration Statement, the Company shall enter into one or more underwriting agreements with the Managing Underwriters selected in accordance with Section 2(g) hereof. Any such underwriting agreement shall contain such indemnities and other agreements as are then customarily included in underwriting agreements relating to secondary public offerings.

          (o) The Company shall: (i) make reasonably available for inspection during normal business hours by the Investors, Abbott, any Underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by the Investors, Abbott or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors

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and employees to supply all relevant information reasonably requested by the
Investors, Abbott or any such Underwriter, attorney, accountant, agent or representative in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, as confidential at the time of delivery of such information shall be kept confidential by the Investors, Abbott or any such Underwriter, attorney, accountant, agent or representative, unless (x) disclosure is, in the opinion of counsel to the disclosing party, required to be made in connection with a court proceeding or required by law or (y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the holders of Registrable Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary public underwritten offerings; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling holder of Registrable Securities and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten secondary public offerings by an affiliate and such other matters as may be reasonably requested by such holders of Registrable Securities and Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in a Registration Statement), addressed to each holder of Registrable
Securities and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten secondary public offerings by an affiliate; (vi) deliver such documents and certificates as may be reasonably requested by the Investors, Abbott and the Managing Underwriters, if any, including those to evidence compliance with Section 5(i) hereof and with any customary condition contained in the underwriting agreement or other agreement entered into by the Company; and (vii) use its best efforts to make its senior management reasonably available for customary "roadshow" or similar presentations to and meetings with potential investors. The foregoing action set forth in clauses (iii), (iv), (v) and (vi) of this Section 5(o) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective

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amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (p) The Company shall cause all Registrable Securities to be listed on each securities exchange or quoted through each automated interdealer quotation system on which similar securities of the Company are then listed or quoted.

          SECTION 6. Suspension of Offerings in Certain Circumstances. The Company shall be entitled for the period referred to below to postpone the filing of any Registration Statement or the taking of any other action otherwise required to be prepared, filed or taken by it pursuant to Sections 2, 3, 4 and 5 hereof and/or to direct the suspension of any public offering, sale or distribution of Registrable Securities if the Board of Directors of the Company determines in good faith that any disclosure that would be required in connection therewith would have a material adverse effect on the Company or any financing, acquisition, disposition, merger, business combination, corporate reorganization, or other transaction or development involving the Company or any subsidiary of the Company (a "Business Development Determination"). Such postponement or direction shall continue until such time as the Board of Directors of the Company determines that the preparation and/or filing of such Registration Statement or the taking of any such action and/or such public offering, sale or distribution would no longer have a material adverse effect on the Company or any such transaction but shall not, in any event, exceed 30 days for any particular Business Development Determination or 60 days for all Business Development Determinations during any twelve month period. No Business Development Determination shall occur within 180 days of the expiration of a postponement or suspension caused by another Business Development Determination. The Board shall, as promptly as practicable, give the Investors and Abbott written notice of any Business Development Determination.

          SECTION 7. Registration Expenses. The Company shall bear all costs and expenses incurred in connection with Sections 2, 3, 4 and 5 hereof, including fees and disbursements of counsel and accountants for it and the holders of Registrable Securities, printing, messenger and delivery expenses and all SEC, National Association of Securities Dealers, Inc. and Blue Sky filing fees (including those payable by any Underwriters); provided, however, that such expenses shall exclude any brokerage fees or underwriting discounts and fees.

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

          SECTION 8. Indemnification and Contribution. (a) Indemnification of Holders of Registrable Securities. In the case of any offering or sale of Registrable Securities covered by this Agreement, the Company shall indemnify and hold harmless each of the holders of Registrable Securities and each person affiliated with or retained by the holders of Registrable Securities and who may be subject to liability under any applicable securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to
Section 8(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by the respective holders of Registrable Securities in connection with any offering or sale of Registrable Securities), and shall, subject to Section 8(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall be liable in any case only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such holders of Registrable Securities specifically for inclusion therein, including any such information furnished pursuant to Section 5(l) hereof.

          (b) Indemnification of the Company. In the case of each offering or sale of Securities covered by this Agreement, each holder of Registrable Securities that sells such Registrable Securities pursuant to a Registration Statement ("Selling Party") shall indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the

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Securities Act, each person affiliated with or retained by the Company and who may be subject to liability under any applicable securities laws, and each of the Company's directors and those officers of the Company who shall have signed any Registration Statement, offering memorandum or other offering document, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 8(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by the respective holders of Registrable Securities in connection with any offering or sale of Registrable Securities), and shall, subject to Section 8(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such holders of Registrable Securities shall be liable in any case only to the extent that such loss, claim, damage, liability or action arises out of or is based upon written information solely relating to such holders of Registrable Securities and their affiliates furnished to the Company by or on behalf of such holders of Registrable Securities specifically for inclusion in any Registration Statement, any preliminary Prospectus or Prospectus contained in such Registration Statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto, including any such information furnished pursuant to Section 5(l) hereof.

          (c) Procedure for Indemnification. Each party indemnified under
Section 8(a) or 8(b) hereof shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 8(a) or 8(b) hereof, except to the extent that the indemnifying party was or is actually prejudiced thereby, and in no event shall relieve the indemnifying party from any other liability that it may have to such indemnified party to the extent the indemnifying party has not actually been prejudiced thereby. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. An indemnifying party may not assume or jointly assume the defense of an action if in the reasonable judgment of the indemnified party a conflict of interest may exist between the indemnifying party and such indemnified party with respect to such action. An indemnifying party who is not entitled to, who elects not to, or who has not appointed counsel reasonably satisfactory to the indemnified party within a reasonable time to, assume the defense of an action shall be obligated to pay the fees and expenses of counsel for the indemnified party; provided, however, that the indemnifying party shall not be obligated to pay the fees and the expenses of more than one counsel (plus local counsel) for all parties who may be indemnified by such indemnifying party with respect to such action, unless in the opinion of counsel a conflict of interest exists between such indemnified party and any other indemnified party with respect to such action. If the indemnifying party does not assume the defense of an action, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto; provided, however, that if the indemnifying party does not assume the defense of action because of a conflict of interest that prevented it from doing so, then the indemnifying party shall be bound by any settlement to which the indemnified party agrees and to which the indemnifying party consents (which consent shall not be unreasonably withheld). If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action with respect to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice; provided, however, that the indemnifying party shall be relieved of the obligation hereunder to reimburse the indemnified party for the costs thereof.

          (d) Contribution. In the event that the indemnity provided in Section 8(a) or 8(b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Parties agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Selling Parties may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Selling Parties in connection with the statements or omissions which resulted in such Losses and any other relevant equitable considerations; provided, however, that in no case shall any Selling Party be responsible for any amount in excess of the gain to such Selling Party over the price paid for such Registrable Securities sold by such Selling Party. Relative fault shall be determined by reference to whether any alleged untrue statement or omission related to information provided by the Company or the Selling Parties. The Company and the Selling Parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred above. Notwithstanding the provisions of this Section 8(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Selling Party within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Selling Party, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this
Section 8(d).

          SECTION 9. Miscellaneous. (a) No Inconsistent Agreements. The Company has not as of the date hereof taken any actions in accordance with or entered into and except as expressly permitted by Section 5 hereof the Company shall not from the date hereof until the expiration of the Registration Period take any actions in accordance with or enter into, any agreement or arrangement with respect to any class of its securities that limits or interferes with or is inconsistent with the rights granted to the holders of Registrable Securities herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may be amended, qualified, modified or supplemented only by means of a written instrument executed by the affected party or parties.

          (c) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by the Company, the Investors or Abbott. Notwithstanding the previous sentence, any Investor may assign, in whole or in part, any of or all its rights, interests, and obligations under this Agreement to any affiliate of such Investor, or any stockholder of, partner in, or member of such Investor, and such transferee shall be deemed an "Investor" hereunder for all purposes. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any attempted assignment or transfer in violation of this Section 9(c) shall be void.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.

          (e) Interpretation. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever the words "included", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation".

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

          (g) Consent to Jurisdiction. Each of the Company, the Investors and Abbott irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the Borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Company, the Investors and Abbott further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 9(h) (as it may be changed from time to time) shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Company, the Investors and Abbott irrevocably and unconditionally waives any objective to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (h) Notices. All notices, requests and other communications hereunder shall be in writing (including fax) and shall be sent, delivered or mailed, addressed, or faxed to the following addresses (or to any other address as any party or assignee of a party may specify as its own by giving notice in accordance herewith):

          (a) if to the Company, to:

            Superior TeleCom Inc.
            1790 Broadway, 15th Floor
            New York, NY 10019

            Tel.:  (212) 757-3333
            Fax:   (212) 757-3423

            Attention: Mr. Steven Elbaum
     with a copy to:

            Proskauer Rose LLP
            1585 Broadway
            New York, NY 10036

            Tel.: (212) 969-3000
            Fax:  (212) 969-2900

            Attention: Ronald R. Papa, Esq.

          (b) if to the Investors, to:

            Bessemer Partners & Co.
            630 Fifth Avenue
            New York, NY 10111

            Tel.: (212) 708-9176
            Fax:  (212) 969-9032

            Attention: Mr. Rodney A. Cohen

     with a copy to:

            Cravath, Swaine & Moore
            825 Eighth Avenue
            New York, NY 10019
            Tel:  (212) 474-1000
            Fax:  (212) 474-3700

            Attention: Richard Hall, Esq.


Each such notice, request or other communication shall be given (i) by hand delivery, (ii) by nationally recognized courier service or (iii) by fax, receipt confirmed. Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 9(h) (or in accordance with the latest unrevoked written direction from such party) and (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 9(h) (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (j) Effectiveness. This Agreement shall become effective at the Effective Time.

          SECTION 10. Trust Preferred Securities. If the Company causes the Preferred Stock to be substituted with trust preferred securities pursuant to
Section 2.06(g) of the Merger Agreement, the Company will cause the issuer of such trust preferred securities to enter in a registration rights agreement with the Investors and Abbott having terms substantially equivalent to this Agreement.

          IN WITNESS WHEREOF, the Investors and the Company by their duly authorized representatives and Abbott have caused this Agreement to be executed as of the day and year first above written.


                                            SUPERIOR TELECOM INC.,

                                              by
                                                 /s/ S. Elbaum
                                                ---------------------------
                                                Name:  S. Elbaum
                                                Title: Chmn. + CEO

                                            BESSEMER HOLDINGS, L.P.,

                                              by KYLIX HOLDINGS, L.L.C.,
                                                 General Partner,

                                                by DEMAREST CORPORATION,
                                                   a principal manager,

                                                by
                                                  -------------------------
                                                  Name:  Robert D. Lindsay
                                                  Title: President

                                            BESSEC HOLDINGS, L.P.,

                                              By KYLIX HOLDINGS, L.L.C.,
                                                 General Partner,

                                                 by DEMAREST CORPORATION,
                                                    a principal manager,

                                                    by
                                                      -----------------------
                                                      Name: Robert D. Lindsay
                                                      Title: President


                                            -----------------------------------
                                            Steven R. Abbott


                                            -----------------------------------
                                            Ward W. Woods

          IN WITNESS WHEREOF, the Investors and the Company by their duly authorized representatives and Abbott have caused this Agreement to be executed as of the day and year first above written.


                                            SUPERIOR TELECOM INC.,

                                              by
                                                ---------------------------
                                                Name:
                                                Title:

                                            BESSEMER HOLDINGS, L.P.,

                                              by KYLIX HOLDINGS, L.L.C.,
                                                 General Partner,

                                                by DEMAREST CORPORATION,
                                                   a principal manager,

                                                by
                                                  /s/  Robert D. Lindsay
                                                  -------------------------
                                                  Name:  Robert D. Lindsay
                                                  Title: President

                                            BESSEC HOLDINGS, L.P.,

                                              By KYLIX HOLDINGS, L.L.C.,
                                                 General Partner,

                                                 by DEMAREST CORPORATION,
                                                    a principal manager,

                                                    by /s/ Robert D. Lindsay
                                                      -----------------------
                                                      Name: Robert D. Lindsay
                                                      Title: President

                                            /s/ Steven R. Abbott
                                            -----------------------------------
                                            Steven R. Abbott

                                            /s/ Ward W. Woods
                                            -----------------------------------
                                            Ward W. Woods

                                            THE WOODS FOUNDATION,

                                              by
                                                /s/ Ward W. Woods
                                                -------------------------------
                                                Name: Ward W. Woods
                                                Title: President

                                            WOODS 1994 FAMILY PARTNERSHIP,
                                            L.P.,

                                                 by NORTH HAILEY
                                                    CORPORATION,
                                                    General Partner,

                                                 by
                                                      /s/ Ward W. Woods
                                                   ----------------------------
                                                   Name:  Ward W. Woods
                                                   Title: President

                                            NORTH HAILEY CORPORATION,

                                                 by
                                                      /s/ Ward W. Woods
                                                   ----------------------------
                                                   Name:  Ward W. Woods
                                                   Title: President

                                            NEBRIS CORPORATION,

                                                 by
                                                     /s/ Ward W. Woods
                                                   ----------------------------
                                                   Name:  Ward W. Woods
                                                   Title: President

                                            /s/ Robert D. Lindsay
                                            -----------------------------------
                                            Robert D. Lindsay


                                            LINDSAY 1994 FAMILY PARTNERSHIP,
                                            L.P.,

                                              by DEMAREST CORPORATION,
                                            General Partner,

                                                 by
                                                    /s/ Robert D. Lindsay
                                                   ----------------------------
                                                   Name:  Robert D. Lindsay
                                                   Title: President

                                            DEMAREST CORPORATION,

                                              by
                                                /s/ Robert D. Lindsay
                                                -------------------------------
                                                Name:  Robert D. Lindsay
                                                Title: President


                                            OLD HUNDRED CORPORATION,

                                              by
                                                /s/ Robert D. Lindsay
                                                -------------------------------
                                                Name:  Robert D. Lindsay
                                                Title: President


                                            CRAIGHALL CORPORATION,

                                              by
                                                /s/ Rodney A. Cohen
                                                -------------------------------
                                                Name:  Rodney A. Cohen
                                                Title: President

                                                                      SCHEDULE I

Bessemer Holdings, L.P.
Bessec Holdings, L.P.
Ward W. Woods
The Woods Foundation
Woods 1994 Family Partnership, L.P.
North Hailey Corporation
Nebris Corporation
Robert D. Lindsay
Lindsay 1994 Family Partnership, L.P.
Demarest Corporation
Old Hundred Corporation
Craighall Corporation